Exhibit 10.2

ASPEN INSURANCE HOLDINGS LIMITED
2008 SHARESAVE SCHEME

DATED                2008

RULES OF THE ASPEN Insurance
Holdings Limited
     2008 Sharesave Scheme

Rules of the Aspen Insurance Holdings Limited
     2008 Sharesave Scheme

Established by resolution of the shareholders of the Company on [DATE].

Approved by HM Revenue & Customs on [DATE] under number [NUMBER].

1.	INTERPRETATION

1.1.	The following definitions and rules of interpretation apply to these Rules:

Adoption Date: the date of the adoption of the Scheme by the Company;

Approval Date: the date of the approval of the Scheme by HMRC under Schedule 3;

Associate: has the meaning given to ‘‘associate’’ in paragraph 14 of Schedule 3;

Associated Company: has the meaning given in paragraph 47 of Schedule 3, which may be summarised, as at the Adoption Date, as providing that a company is an associated company of another at any time if:

(a)	at that time, one has control of the other, or both are under the control of the same person or persons; or

(b)	at any time in the previous year, one had control of the other, or both were under the control of the same person or persons.

In this definition, ‘‘control’’ has the meaning given in section 416(2) to (6) of the Income and Corporation Taxes Act 1988.

Auditors: the auditors of the Company, or, if the Company does not have auditors, the Company’s accountants at the relevant time (acting as experts and not as arbitrators).

Board: the board of directors of the Company or a committee of directors appointed by that board to carry out any of its functions under the Scheme.

Bonus Date: whichever of the following applies:

(a)	where the relevant Savings Arrangement provides for the payment of a maximum bonus, the earliest date on which the maximum bonus is payable; or

(b)	in any other case, the earliest date on which a bonus is payable under the relevant Savings Arrangement.

Company: Aspen Insurance Holdings Limited incorporated and registered in Bermuda;

Constituent Company: any of the following:

(a)	the Company; and

(b)	any Eligible Company nominated by the Board to be a Constituent Company at the relevant time.

Continuous Service: the period of continuous service of an employee or director with:

(a)	any Constituent Company (including service with that company before it became a Constituent Company); and

(b)	any other company which is or was an Eligible Company (including service with that company before it became an Eligible Company).

If an employee or director has been absent from service with a relevant company for any reason (while remaining an employee or director of that company), or by reason of maternity leave, and has since returned to service with a relevant company, that period of absence shall be deemed to form part of that person’s Continuous Service.

Any period of service during which a person served as a director shall only count towards Continuous Service if the director was required during that period to devote at least 25 hours per week (excluding meal breaks) to his duties;

Control: has the meaning given in section 719 of ITEPA 2003. Controlled shall be interpreted accordingly. Note that ‘‘control’’ and ‘‘controlled’’ have a different meaning in the definition of ‘‘Associated Company’’ and in rule 7.7;

Date of Grant: the date on which an Option is, was, or is to be granted under the Scheme;

Dealing Day: a day on which the investment exchange on which Shares are listed and/or traded is open for the transaction of business;

Eligible Company: any company of which the Company has Control;

Eligible Employee: any employee or director of a Constituent Company who:

(a)	does not have a Material Interest (either on his own or together with one or more of his Associates), and has not had such an interest at any time in the 12 months up to the Date of Grant on which any relevant Options may be granted;

(b)	has no Associate or Associates which has or (taken together) have a Material Interest, or had such an interest at any time in the 12 months up to the Date of Grant on which any relevant Options may be granted;

(c)	if a director of a Constituent Company, is required to devote at least 25 hours per week (excluding meal breaks) to his duties;

(d)	on the relevant Date of Grant, will have Continuous Service equal to or greater than 3 months or any other minimum period which may be specified by the Board under rule 2.4(e) on or before the relevant Invitation Date;

(e)	whose earnings from employment (and/or office, if any) with the relevant Constituent Company are (or would be if there were any) general earnings subject to section 15 or 21 of ITEPA 2003 (earnings for year when employee resident and ordinarily resident in the UK); and

(f)	has not given or received notice to terminate his employment (and/or office, if any) which will have the effect that he will no longer be an employee or full-time director of any Constituent Company on the relevant Date of Grant;

Exercise Price: the price (which shall be in pounds sterling) at which each Share subject to an Option may be acquired on the exercise of that Option, which (subject to rule 12):

(a)	if Shares are to be newly issued to satisfy the exercise of the Option, may not be less than the nominal value of a Share;

(b)	may not be less than the 80 per cent. of the Market Value of a Share on the relevant Invitation Date;

Existing Option: an option or any other right to acquire or receive Shares granted under any Share Incentive Scheme (including the Scheme), which remains capable of exercise, or in the case of options or rights that do not require exercise, remains capable of satisfaction;

Grantor: the person granting an Option, which may be:

(a)	the Company; or

(b)	the trustees of an employee benefit trust authorised by the Board to grant Options at the relevant time, subject to rule 9.5; or

(c)	any other person so authorised, subject to rule 9.5;

HMRC: HM Revenue & Customs;

Invitation Date: a date on which invitations to apply for Options are, were, or are to be issued under the Scheme;

ITEPA 2003: the Income Tax (Earnings and Pensions) Act 2003;

Key Feature: any provision of the Scheme which is necessary to meet the requirements of Schedule 3;

Market Value: whichever of the following applies:

(a)	on any day:

(i)	before any applicable regulations for the determination of market value are made under section 272(3) and 272(4) of the Taxation of Chargeable Gains Act 1992 (as amended by Schedule 26 of the Finance Act 2007); and

(ii)	on any day while the relevant shares are listed on the New York Stock Exchange, at the discretion of the Board, either:

(iii)	the middle market quotation for a share on the New York Stock Exchange on the last Dealing Day before that day; or

(iv)	the average of the middle market quotations on the New York Stock Exchange for a share for the three immediately preceding Dealing Days;

in either case converted into Pounds Sterling at the noon buying rate in New York City for cable transfers payable in Pounds Sterling as certified for customs purposes by the Federal Reserve Bank for that day; or

(b)	on any day:

(i)	while the relevant shares are listed on the New York Stock Exchange or listed on any recognised stock exchange (as defined in section 1005 of the Income Taxes Act 2007, as amended by Schedule 26 to the Finance Act 2007); and

(ii)	when regulations for the determination of market value made under section 272(3) and 272(4) of the Taxation of Chargeable Gains Act 1992 (as amended by Schedule 26 to the Finance Act 2007) (Valuation Regulations) apply in respect of the relevant shares, the value determined using a method approved by the Board which is compatible with the Valuation Regulations; or

(c)	on any day when neither paragraph (a) nor paragraph (b) of this definition applies, the market value of a share, determined under the applicable provisions of Part VIII of the Taxation of Chargeable Gains Act 1992, as agreed with HMRC Shares and Assets Valuation (before the relevant Date of Grant, and, if possible, before the relevant Invitation Date, where Market Value on an Invitation Date is being determined for the purpose of setting the Exercise Price);

Material Interest: has the meaning given in paragraph 12 of Schedule 3;

Model Code: the model code set out in the Listing Rules issued by the Financial Services Authority acting as the United Kingdom Listing Authority (or any successor body carrying out the same functions), as it is in force at the relevant time;

Option: a right to acquire Shares granted under the Scheme which has neither lapsed nor been fully exercised;

Option Certificate: a certificate setting out the terms of an Option, issued under rule 4.6;

Option Holder: an individual who holds an Option or, where applicable, his personal representatives;

Redundancy: has the meaning given by the Employment Rights Act 1996 or the Employment Rights (Northern Ireland) Order 1996;

Repaid Amount: The amount actually received by way of repayments of contributions and payments of bonus or interest (if any) under the Savings Arrangement linked to the relevant Option. The Repaid Amount shall be taken to exclude the amount of:

(a)	any bonus or interest, if, for the relevant Option, the Repayment is not to be taken to include a bonus under rule 4.3;

(b)	any contribution paid directly to the savings provider by the Option Holder, other than any contribution made:

(i)	under special arrangements relating to absence from the Option Holder’s office or employment; or

(ii)	after cessation of the Option Holder’s relevant office or employment, in the same monthly amount and at the same interval as contributions made previously by deduction from the Option Holder’s pay under the Scheme; and

(c)	any contribution made in advance, if the due date of payment for that contribution under the Savings Arrangement falls or would have fallen more than one month after the date on which the Repaid Amount was paid to the Option Holder;

Repayment: whichever of the following applies:

(a)	in relation to any Option for which repayment under the linked Savings Arrangement shall be taken as including a bonus, the aggregate of:

(i)	the maximum amount of the contributions repayable under the Savings Arrangement; and

(ii)	the amount of any bonus and/or interest payable under the Savings Arrangement at the Bonus Date; and

(b)	in relation to any Option for which repayment under the linked Savings Arrangement shall be taken as not including a bonus, the maximum amount of the contributions repayable under the Savings Arrangement;

Retirement: ceasing employment with the intention of retiring;

Rollover Period: any period during which Options may be exchanged for options over shares in another company (under paragraph 38 of Schedule 3, rule 11.4 and rule 11.5);

Savings Arrangement: a certified savings arrangement (as defined in section 703 of the Income Tax (Trading and Other Income) Act 2005) which has been approved by an officer of HMRC for the purposes of Schedule 3;

Schedule 3: Schedule 3 to ITEPA 2003, which provides for the approval of SAYE option schemes by HMRC;

Scheme: the employee share option Scheme constituted and governed by these rules, as amended from time to time;

Scheme-related Employment: the office or employment by virtue of which any person is or was eligible to become an Option Holder;

Share Incentive Scheme: any arrangement to provide employees and/or directors with shares;

Shares: ordinary shares in the Company (subject to rule 13) that meet the requirements of paragraphs 18 to 22 of Schedule 3;

Specified Age: 65, which shall be the specified age for the purposes of the Scheme, under paragraph 31 of Schedule 3;

Taxable Event: any of the following events which may give rise to liabilities for income tax and national insurance contributions (or their equivalents in any other jurisdiction):

(a)	the exercise of an Option; or

(b)	any other taxable event in relation to an Option; or

(c)	the sale of Shares acquired on exercise of an Option; or

(d)	any other taxable event in relation to Shares acquired on exercise of an Option;

Tax Liability: the total of:

(a)	any PAYE income tax and primary class 1 (employee) national insurance contributions (or any similar liability to withhold amounts in respect of income tax or social security contribution in any jurisdiction) that the Company or any employer (or former employer) of an Option Holder is liable to account for as a result of any Taxable Event; and

(b)	if such amounts may be lawfully recovered from the relevant Option Holder, any secondary class 1 (employer) national insurance contributions (or any similar liability for social security contribution in any jurisdiction) that the Company or any employer (or former employer) of an Option Holder is liable to pay as a result of any Taxable Event.

1.2.	Headings shall not affect the interpretation of these rules.

1.3.	A reference to one gender in these rules shall include a reference to the other.

1.4.	Words in the singular in these rules shall include the plural and vice versa.

1.5.	A reference to a statute or a statutory provision in these rules is a reference to it as in force at the relevant time, taking account of any amendment, extension or re-enactment, and includes any subordinate legislation in force and made under it.

2.	INVITATIONS TO APPLY FOR OPTIONS AND APPLICATIONS FOR OPTIONS

2.1	Subject to the limitations and conditions of this Scheme, the Board may issue invitations to apply for Options at any time.

2.2	On each occasion that the Board decides to issue invitations to apply for Options, the Board shall determine (in its absolute discretion):

(a)	whether or not Repayments will be taken to include a bonus for Options granted as a result of the invitations. If the Board determines that Repayments will be taken to include a bonus, that determination may be subject to alteration if applications are scaled down under rule 3. The Board should note that (as at the Adoption Date) a seven year Option will be over the same number of Shares as a five year Option with the same monthly savings, if Repayments are not taken as including a bonus;

(b)	whether to invite applications for three year Options, five year Options or seven year Options (or Options of such other standard periods as may be available under the HM Treasury specifications for Savings Arrangement in force at the relevant time), or to offer those receiving invitations a choice between two or more of those Option periods;

(c)	the minimum monthly contribution to be made to a Savings Arrangement linked to any Option granted as a result of the invitations, being an amount which is neither:

(i)	less than £5 (or such other minimum as may be specified in the HM Treasury specifications for Savings Arrangements in force at the relevant time); nor

(ii)	more than £10 (or such other amount as may be specified in paragraph 25(3)(b) of Schedule 3 at the relevant time);

(d)	whether to impose a limit on the number of Shares that may be made subject to Options granted as a result of the invitations and if so:

(i)	what that limit will be; and

(ii)	whether the threshold value for the purposes of scaling down under rule 3(d), will be £5 or some other value within the range of £40 to £200 specified by the Board under this rule 2.4(d).

In making their decisions under this rule 2.2(d), the Board shall consider the constraints imposed by rule 5 and any plans to make further invitations under the Scheme or to make future awards under any other Share Incentive Scheme that is subject to a limit similar to rule 5; and

(e)	whether to specify a minimum period of Continuous Service different from the default period of 6 months for the purposes of defining who will be an Eligible Employee. Any such period may not be longer than five years (or such other maximum period as may be specified in paragraph 6(2)(b) of Schedule 3 at the relevant time).

2.3	On each occasion that the Board decides to issue invitations to apply for Options, those invitations:

(a)	shall be in a form approved by the Board;

(b)	shall be sent to all Eligible Employees;

(c)	at the discretion of the Board, may also be sent to any other employee (including any employee who is also a director) of a Constituent Company who:

(i)	does not have a Material Interest (either on his own or together with one or more of his Associates), and has not had such an interest at any time in the 12 months up to the Date of Grant on which Options may be granted as a result of those invitations; and

(ii)	has no Associate or Associates which has or (taken together) have a Material Interest, or had such an interest at any time in the 12 months up to the Date of Grant on which Options may be granted as a result of those invitations;

(d)	shall comply with rule 2.4;

(e)	shall be accompanied by invitations to apply to enter into appropriate Savings Arrangements with a Savings Arrangement provider selected by the Board; and

(f)	shall include a statement that:

(i)	each invitation is subject to these rules, the relevant Savings Arrangement prospectus, Schedule 3 and any other legislation applying to SAYE option schemes approved under Schedule 3; and

(ii)	those provisions shall prevail over any conflicting statement.

2.4	Each invitation shall set out (without limitation):

(a)	the minimum monthly contribution determined by the Board under rule 2.2(c);

(b)	the Exercise Price for Options granted as a result of the invitations, or the method by which that Exercise Price will be notified to those receiving invitations;

(c)	whether Repayments will be taken to include a bonus (subject to rule 3);

(d)	any limit on the number of Shares that may be placed under Option as a result of the invitations specified under rule, and, if there is such a limit:

(i)	that applications will be scaled down in accordance with rule 3 if applications are received in excess of that limit; and

(ii)	the amount of the threshold value for the purposes of scaling down under rule 3(d), if a value other than £5 is specified by the Board under rule 2.2(d);

(e)	whether applications may be made for three year Options, five year Options or seven year Options (or Options of such other standard periods as may be available under the HM Treasury Savings Arrangement specifications in force at the relevant time) or any specified combination of Option periods (subject torule 3);

(f)	that, to be considered for the grant of Options, completed applications should be received by the Board, or any person nominated to receive applications on behalf of the Board, by 5 pm on the day falling 14 days after the Invitation Date; and

(g)	any minimum period of Continuous Service which applies for the purpose of determining who is an Eligible Employee on the Invitation Date.

2.5	Any accidental failure or omission to deliver an invitation to any Eligible Employee shall not invalidate the grant of Options.

2.6	Each application for an Option:

(a)	shall be in a form approved by the Board;

(b)	shall state the period of the Option applied for (subject to possible amendment to a shorter Option period under rule 3);

(c)	shall incorporate or be accompanied by a duly completed application form to enter into a Savings Arrangement with a Savings Arrangement provider selected by the Board, in which the applicant agrees to make a monthly contribution of a specified amount (subject to possible amendment to a lesser amount under rule 3) which shall be:

(i)	a multiple of £1;

(ii)	not less than the minimum determined under rule 2.2(c) and

(iii)	when aggregated with contributions made by the applicant under any other Savings Arrangements linked to SAYE option schemes approved under Schedule 3, not more than £250 (or such other amount as may be specified by paragraph 25(3)(a) of Schedule 3 at the relevant time), over the necessary savings period given the period of the Option applied for (subject to possible amendment to a shorter Option period under rule 3);

(d)	if a limit has been specified under rule 2.2(d), shall include a statement that, if applications are scaled down under rule 3, the applicant agrees that his application shall be amended or withdrawn in accordance with the operation of rule 3;

(e)	shall authorise and instruct the Board or any person authorised by the Board to:

(i)	deduct from the applicant’s pay the appropriate monthly contributions; and

(ii)	pay those deductions to the relevant Savings Arrangement provider to meet the applicant’s obligations,

under any Savings Arrangement entered into by the applicant as a result of the application;

(f)	shall include the applicant’s agreement to be bound by the terms of this Scheme, and in particular (without limitation), rule 9 in respect of any Option granted to him, or any shares acquired by him under the Scheme; and

(g)	shall state that:

(i)	the application is subject to these rules, the relevant Savings Arrangement prospectus, Schedule 3 and any other legislation applying to SAYE option schemes approved under Schedule 3; and

(ii)	those provisions shall prevail over any conflicting statement.

2.7	The Repayment under a Savings Arrangement shall, as nearly as possible, equal the amount required to be paid to exercise the linked Option in full. Therefore, each application shall be treated as being for an Option over the largest whole number of Shares which can be acquired at the relevant Exercise Price with the Repayment under the linked Savings Arrangement (following adjustment of the application under rule 3, if relevant).

3.	SCALING DOWN

If:

(a)	the Board has specified a limit under rule 2.2(d) for a particular set of invitations; and

(b)	in response to those invitations the Board receives applications for Options over a total number of Shares which exceeds that limit,

the methods of scaling down set out below shall be considered in turn. Each method shall be applied independently, rather than cumulatively with the preceding methods in the list. Scaling down shall be undertaken by the first of the following methods which will ensure that the limit will not be exceeded:

if:

(i)	Repayments will be taken to include a bonus; and

(ii)	the relevant invitations offered a choice of Option periods including (but not restricted to) any period relating to Savings Arrangements under which a maximum bonus is payable,

any application for a Savings Arrangement under which a maximum bonus is payable shall be taken instead to be an application for the most similar type of Savings Arrangement under which the bonus is that payable on the first date on which a bonus may be paid. As at the Adoption Date, this would affect only applications for seven year Options, which would be scaled down to applications for five year Options as a result;

(c)	the amount by which the monthly savings contribution specified in each application exceeds either:

(i)	if no other threshold value has been specified by the Board under rule 2.2(d), £100; or

(ii)	if one has been specified, the threshold value specified by the Board under rule 2.2(d)

shall be reduced pro rata, in accordance with the method set out in Schedule 1;

(d)	if:

(i)	Repayments will be taken to include a bonus; and

(ii)	the relevant invitations offered a choice of Option periods including (but not restricted to) any period relating to Savings Arrangements under which a maximum bonus is payable,

a combination of the methods in rule 3(c) and rule 3(d);

(e)	if Repayments would otherwise have been taken to include a bonus for Options granted as a result of the relevant invitations, the method in rule 3(d) but with Repayments not taken to include a bonus;

(f)	the amount by which the monthly savings contribution specified in each application exceeds the minimum specified under rule 2.2(c) for the relevant invitations shall be reduced pro rata, in accordance with the method set out in Schedule 2;

(g)	if:

(i)	Repayments will be taken to include a bonus; and

(ii)	the relevant invitations offered a choice of Option periods including (but not restricted to) any period relating to Savings Arrangements under which a maximum bonus is payable,

a combination of the methods in rule 3(c) and rule 3(g);

(h)	if Repayments would otherwise have been taken to include a bonus for Options granted as a result of the relevant invitations, the method in rule 3(g) but with Repayments not taken to include a bonus; and

(i)	if scaling down cannot be effected either by the method in rule 3(i), or, if Repayments are not to be taken to include a bonus, by the method in rule 3(g):

(i)	some applicants would not be granted Options following scaling down using the method in this rule 3.1(j);

(ii)	the Board, in its absolute discretion, may determine not to continue with the scaling down operation and that no Options shall be granted as a result of the relevant invitations; and

(iii)	if the Board decides to continue the scaling down operation, applicants shall be selected by lot, and each selected applicant shall be taken to apply for an Option of the shortest period offered in the relevant invitations, based on a monthly savings contribution of the minimum specified under rule 2.3(c) for the relevant invitations.

4.	GRANT OF OPTIONS

4.1	Subject to the other provisions of this Scheme, Options may be granted as a result of each set of invitations made under the Scheme. If Options are granted, an Option shall be granted to each person who made a valid application (or each person who is treated as making a valid application under rule 3) and who:

(a)	is an employee or director of a Constituent Company on the Date of Grant;

(b)	does not have a Material Interest (either on his own or together with one or more of his Associates), and has not had such an interest at any time in the 12 months up to the Date of Grant; and

(c)	has no Associate or Associates which has or (taken together) have a Material Interest, or had such an interest at any time in the 12 months up to the Date of Grant.

4.2	Each Option shall be granted over the number of Shares determined for the relevant application under rule 2.7.

4.3	Whether or not Repayments will be taken to include any bonus will be determined at the time of grant of each Option in accordance with:

(a)	the determination of the Board under rule 2.2(a); and

(b)	the effects of rule 3, if the relevant applications were scaled down.

4.4	Options shall be granted:

(a)	unless applications were scaled down under rule 3, not later than 30 days after the earliest date by reference to which Market Value was determined for the purpose of setting the Exercise Price; and

(b)	if applications were scaled down under rule 3, not later than 42 days after the earliest date by reference to which Market Value was determined for the purpose of setting the Exercise Price; and

(c)	while the Company is bound by any undertaking or agreement that this should be the case, not later than 42 days after the Approval Date or any relevant Announcement Date (as applicable).

4.5	Options may not be granted:

(a)	at any time when that grant would be prohibited by, or in breach of, any:

(i)	law; or

(ii)	regulation with the force of law; or

(iii)	rule of an investment exchange on which Shares are listed or traded, or any other non-statutory rule with a purpose similar to any part of the Model Code that binds the Company or with which the Board wishes to comply; or

(b)	before the Approval Date; or

(c)	after the tenth anniversary of the Adoption Date.

4.6	Options shall be granted by the Grantor executing a deed in a form approved by the Board. A single deed of grant may be executed in favour of any number of Option Holders. Each Option Holder shall be issued with an Option Certificate (in a form approved by the Board) as soon as possible after the Date of Grant as evidence of the grant of the relevant Option. Each Option Certificate shall set out (without limitation):

(a)	the Date of Grant of the Option;

(b)	the number and class of the Shares over which the Option is granted;

(c)	the Exercise Price;

(d)	the date after which the Option may be exercised, unless an earlier event occurs to cause the Option to lapse or to become exercisable. This date shall be the Bonus Date of the Savings Arrangement linked to the Option;

(e)	the date when the Option will lapse, assuming that the Option is not exercised earlier, no event occurs to cause the Option to lapse earlier and rule 7.9 does not then apply to the Option. This date shall be the date falling six months after the Bonus Date of the Savings Arrangement linked to the Option;

(f)	a statement that:

(i)	the Option is subject to these rules, Schedule 3 and any other legislation applying to SAYE option schemes approved under Schedule 3; and

(ii)	those provisions shall prevail over any conflicting statement relating to the Option’s terms; and

(g)	a summary of the following:

(i)	rule 6.1 and rule 6.2(j);

(ii)	rule 7.11;

(iii)	rule 9; and

(iv)	rule 10.

4.7	No amount shall be paid for the grant of an Option.

5.	OVERALL LIMITS ON GRANTS

5.1	The definition in this rule 5.1 applies in this rule 5:

Dilutive Shares: On any date, all shares of the Company which:

(a)	have been issued, or transferred out of treasury, on the exercise of options granted, and in satisfaction of any other awards made, under any Share Incentive Scheme (including the Scheme) in the shorter of:

(i)	the ten years ending on (and including) that date; and

(ii)	the period since such shares were first admitted to trading on New York Stock Exchange;

(b)	remain capable of issue, or transfer out of treasury, under any Existing Options.

5.2	While the Company is bound by any undertaking or agreement that this should be the case, no Option shall be granted under rule 4 if that grant would result in the total number of Dilutive Shares exceeding 10% of the issued share capital of the Company.

6.	LAPSE OF OPTIONS

6.1	Options may not be transferred or assigned or have any charge or other security interest created over them. An Option shall lapse if the relevant Option Holder (or his personal representatives) attempts to do any of those things. But, a transfer to an Option Holder’s personal representatives on the death of the Option Holder will not cause an Option to lapse.

6.2	An Option shall lapse on the earliest of the following:

(a)	any attempted action by the Option Holder (or his personal representatives) falling within rule 6.1;

(b)	the date on which the Option shall lapse, as specified in the Option Certificate, if the Option Holder is alive at that time;

(c)	when the Option Holder’s Scheme-related Employment ceases, if:

(i)	the Option may not be exercised after that cessation under any part of rule 7; and

(ii)	the Option Holder is alive immediately after that time.

This rule 6.2(c) is subject to rule 7.7;

(d)	either:

(i)	the seventh occasion on which the Option Holder omits to make a payment under the Savings Arrangement linked to the Option; or

(ii)	the giving of notice by the Option Holder to terminate the Savings Arrangement,

if that takes place before the Bonus Date of the Savings Arrangement, unless that non-payment or notice arises:

(iii)	when the Option may be exercised under rule 7.3 or rule 7.4, or rule 7.5 or rule 7.6; or

(iv)	on or after the Option Holder’s death; or

(v)	when the Option may be exercised or exchanged under any part of rule 11; or

(vi)	when the Option may be exercised under rule 7.8;

(e)	at the end of the period during which the Option may be exercised under rule 7.8, if the Option has not been exercised and during that period an event occurred which falls within rule 6.2(c)(i) or rule 6.2(c)(ii), unless that period ended on the Option Holder’s death;

(f)	at the end of any period during which the Option may be exercised under any part of rule 7 other than rule 7.8 and rule 7.9, unless that period ended on the Option Holder’s death;

(g)	if the Option Holder has died:

(i)	if the Option Holder died before the Bonus Date of the Savings Arrangement linked to the relevant Option, the date falling 12 months after the date of death;

(ii)	if the Option Holder died on or within six months after the Bonus Date of the Savings Arrangement linked to the relevant Option, the date falling 12 months after that Bonus Date;

(h)	if any part of rule 11 applies, the time specified for the lapse of the Option under that part of rule 11;

(i)	if rule 7.1(h) applies, the time specified in rule 7.1(h); and

(j)	the bankruptcy of the Option Holder.

7.	EXERCISE OF OPTIONS

7.1	No Option may be exercised:

(a)	when the Option Holder has a Material Interest (either on his own or together with one or more of his Associates), or has had such an interest at any time in the preceding 12 months; or

(b)	when any Associate or Associates of the Option Holder has or (taken together) have a Material Interest, or had such an interest at any time in the preceding 12 months; or

(c)	when the Option Holder is not an employee or director of a Constituent Company, except as permitted by any provision of this Scheme other than any part of rule 11. If the Option Holder is not an employee or director of a Constituent Company, an Option may be exercised under any part of rule 11 only if exercise is also permitted at that time under any provision of this Scheme other than rule 11; or

(d)	earlier than the Bonus Date of the Savings Arrangement linked to that Option, except as permitted by any provision of this Scheme; or

(e)	later than six months after the Bonus Date of the Savings Arrangement linked to that Option, except as permitted under rule 7.9; or

(f)	when prohibited by or in breach of any law or regulation with the force of law; or

(g)	when prohibited by or in breach of any rule of an investment exchange on which Shares are listed or traded, or any provision of a personal dealing code adopted by the Company, or any other non-statutory rule with a similar purpose to any part of the Model Code that binds the Company; or

(h)	more than once. If an Option is exercised in part only, the unexercised part of the Option shall lapse immediately after the exercise.

7.2	An Option Holder who is a director or employee of:

(a)	a Constituent Company; or

(b)	any Associated Company of the Company which is not a Constituent Company;

(c)	may exercise an Option at any time during the period starting with the Bonus Date of the Savings Arrangement linked to that Option and ending on the earlier to occur of:

(d)	the date falling six months after the Bonus Date of the Savings Arrangement linked to that Option; and

(e)	the Option Holder’s death.

7.3	This rule 7.3 is subject to rule 7.7 and applies to any Options held by an Option Holder who has ceased to hold his Scheme-related Employment:

(a)	because of injury; or

(b)	because of disability; or

(c)	because of Redundancy; or

(d)	because of Retirement on reaching the Specified Age; or

An Option to which this rule 7.3 applies may be exercised at any time in the period starting immediately after the date on which the Scheme-related Employment ceased and ending on the earliest to occur of:

(e)	the date falling six months after the date on which the Scheme-related Employment ceased;

(f)	the date falling six months after the Bonus Date of the Savings Arrangement linked to that Option; and

(g)	the Option Holder’s death.

7.4	This rule 7.4 is subject to rule 7.7 and applies to Options held by any Option Holder who has ceased to hold his Scheme-related Employment because of Retirement on reaching any age (other than the Specified Age) at which he is bound to retire in accordance with the terms of his contract of employment.

In this rule 7.4, ‘‘any age (other than the Specified Age) at which he is bound to retire in accordance with the terms of his contract of employment’’ means any age (other than the Specified Age) at which, if the relevant Option Holder were to be dismissed by his employer, it would be possible for retirement to be the reason (or a reason) for that dismissal under section 98 of the Employment Rights Act 1996.

An Option to which this rule 7.4 applies may be exercised at any time in the period starting immediately after the date of Retirement and ending on the earliest to occur of:

(a)	the date falling six months after the date of Retirement;

(b)	the date falling six months after the Bonus Date of the Savings Arrangement linked to that Option; and

(c)	the Option Holder’s death.

7.5	This rule 7.5 is subject to rule 7.7 and applies to Options:

(a)	held by any Option Holder who has ceased to hold his Scheme-related Employment because of any reason other than:

(i)	any reason listed in rule 7.3; or

(ii)	the reason set out in rule 7.4; or

(iii)	misconduct; and

(b)	which were granted more than three years before the date on which the Option Holder’s Scheme-related Employment ceased.

The Board shall interpret the meaning of ‘‘misconduct’’ in rule 7.5(a)(iii) in a manner which is fair and reasonable.

An Option to which this rule 7.5 applies may be exercised at any time in the period starting immediately after the date on which the Scheme-related Employment ceased and ending on the earliest to occur of:

(c)	the date falling six months after the date on which the Scheme-related Employment ceased;

(d)	the date falling six months after the Bonus Date of the Savings Arrangement linked to that Option; and

(e)	the Option Holder’s death.

7.6	This rule 7.6 is subject to rule 7.7 and applies to any Options held by an Option Holder who has ceased to hold his Scheme-related Employment:

(a)	only because it was in a company which has ceased to be an Eligible Company; or

(b)	only because it related to a business or part of a business which was transferred to a person other than an Associated Company of the Company,

if the Option Holder has ceased to hold the office or employment which was (before the date of cessation of the Scheme-related employment) the Scheme-related employment (the post-transfer employment) for a reason falling within any of rule 7.3(a), rule 7.3(b), rule 7.3(c), rule 7.3(d) or rule 7.4.

An Option to which this rule 7.6 applies may be exercised at any time in the period starting immediately after the date on which the post-transfer employment ceased and ending on the earliest to occur of:

(c)	the date falling six months after the date on which the post-transfer employment ceased;

(d)	the date falling six months after the Bonus Date of the Savings Arrangement linked to that Option; and

(e)	the Option Holder’s death.

7.7	No Option Holder shall be treated as ceasing to hold Scheme-related Employment under any of rule 6.2(c), rule 7.3 or rule 7.4, or rule 7.5 or rule 7.6 until that Option Holder ceases to hold any office or employment with:

(a)	the Company; or

(b)	any Eligible Company or other company which is controlled by the Company; or

(c)	any company which:

(i)	controls the Company; or

(ii)	is controlled by a person or persons who also control the Company.

In this rule 7.7, ‘‘control’’ has the meaning given in section 416(2) to (6) of the Income and Corporation Taxes Act 1988.

7.8	This rule 7.8 applies to Options held by any Option Holder who:

(a)	has reached the Specified Age; and

(b)	continued to hold his Scheme-related Employment after the date on which he reached the Specified Age.

An Option to which this rule 7.8 applies may be exercised at any time in the period starting immediately after the date on which the Option Holder reached the Specified Age and ending on the earliest to occur of:

(c)	the date falling six months after the date on which the Option Holder reached the Specified Age;

(d)	the date falling six months after the Bonus Date of the Savings Arrangement linked to that Option; and

(e)	the Option Holder’s death.

7.9	This rule 7.9 applies to Options which were held by any Option Holder at the time of his death if, at that time:

(a)	the Option Holder did not have a Material Interest (either on his own or together with one or more of his Associates), and had not had such an interest at any time in the preceding 12 months; and

(b)	no Associate or Associates of the Option Holder had (individually or taken together) a Material Interest, or had such an interest at any time in the preceding 12 months; and

whether or not those Options were capable of exercise under any other provision of the Scheme at the time of death.

An Option to which this rule 7.9 applies may be exercised by the Option Holder’s personal representatives at any time in the period starting immediately after the date of death and ending:

(c)	if the Option Holder died before the Bonus Date of the Savings Arrangement linked to that Option, the date falling 12 months after the date of death; or

(d)	if the Option Holder died on or within six months after the Bonus Date of the Savings Arrangement linked to that Option, the date falling 12 months after that Bonus Date.

7.10	If a Repaid Amount is insufficient to exercise the Option linked to the relevant Savings Arrangement in full:

(a)	the aggregate Exercise Price paid to exercise the Option may not exceed the Repaid Amount; and

(b)	the number of Shares acquired on exercise of the Option may not exceed the number obtained by dividing the Repaid Amount by the Exercise Price for the Option and, if the result of that division is not a whole number, rounding it down to the nearest whole number.

7.11	An Option may only be exercised if the Option Holder has made any arrangements, or entered into any agreements, that may be required under rule 9.

8.	MANNER OF EXERCISE OF OPTIONS

8.1	An Option shall be exercised by the Option Holder giving a written exercise notice to the Grantor, which shall:

(a)	set out the number of Shares over which the Option Holder wishes to exercise the Option. If that number exceeds the number over which the Option may be validly exercised at the time (in particular, without limitation, under rule 7.10):

(i)	the Option shall be treated as exercised only in respect of that lesser number; and

(ii)	any excess amount paid to exercise the Option or meet any Tax Liability shall be refunded;

(b)	be made using a form approved by the Board;

(c)	include a power of attorney appointing the Company as the Option Holder’s agent and attorney for the purposes of rule 9.4 and rule 9.7; and

(d)	be accompanied by the relevant Option Certificate. If an Option Certificate has been lost, the relevant Option may still be exercised, but the Grantor may make it a condition of exercise that the Option Holder shall enter into a formal acknowledgement that the Option Certificate is lost and a binding undertaking to return it for cancellation if recovered at a later date.

8.2	Any exercise notice shall be accompanied by:

(a)	payment of an amount equal to the Exercise Price multiplied by the number of Shares specified in the notice; and

(b)	any payment required under rule 9; and/or

(c)	any documentation relating to arrangements or agreements required under rule 9.

If the Savings Arrangement provider permits, payment under rule 8.2(a) may take the form of a valid direction to the Savings Arrangement provider to repay to the Grantor the whole amount due to the Option Holder under the Savings Arrangement linked to the relevant Option. If payment is made in this way, the Grantor shall pay to the Option Holder any amount by which the payment received by the Grantor from the Savings Arrangement provider exceeds the aggregate Exercise Price payable on the exercise of the Option.

8.3	Any exercise notice shall be invalid:

(a)	to the extent that it is inconsistent with the Option Holder’s rights under these rules and the relevant Option; or

(b)	if any of the requirements of rule 8. or rule 8.2 are not met; or

(c)	if any payment referred to in rule 8.2 is made by a cheque that is not honoured on first presentation or in any other manner which fails to transfer the expected value to the Grantor.

The Grantor may permit the Option Holder to correct any defect referred to in rule 8.3(b) or rule 8.3(c) (but shall not be obliged to do so). The date of any corrected exercise notice shall be the date of the correction rather than the original notice date for all other purposes of the Scheme.

8.4	Shares shall be allotted and issued (or transferred, as appropriate) within 30 days after a valid Option exercise, subject to the other rules of this Scheme.

8.5	Except for any rights determined by reference to a date before the date of allotment, Shares allotted and issued in satisfaction of the exercise of an Option shall rank equally in all respects with the other shares of the same class in issue at the date of allotment.

8.6	Shares transferred in satisfaction of the exercise of an Option shall be transferred free of any lien, charge or other security interest, and with all rights attaching to them, other than any rights determined by reference to a date before the date of transfer.

8.7	If the Shares are listed or traded on any stock exchange, the Company shall apply to the appropriate body for any newly issued Shares allotted on exercise of an Option to be listed or admitted to trading on that exchange.

9.	TAX LIABILITIES

9.1	The definitions in this rule 9.1 apply in this rule 9.

Employer NICs: Secondary class 1 (employer) national insurance contributions (or any similar liability for social security contribution in any jurisdiction) which are included in any Tax Liability (or which would be included in any Tax Liability if an election of the type referred to in rule 9.2(c) had not been made) and which may be lawfully recovered from the Option Holder.

Sufficient Shares: the smallest number of Shares which, when sold, will produce an amount at least equal to the relevant Tax Liability (after deduction of brokerage and any other charges or taxes on the sale).

9.2	It shall be a term of each Option that the Option Holder shall:

(a)	pay to the Company, his employer or former employer (as appropriate) the amount of any Tax Liability;

(b)	enter into arrangements to the satisfaction of the Company, his employer or former employer (as appropriate) for payment of any Tax Liability; and

(c)	if required to do so by the Company, his employer or former employer, join in making an election (using a form approved by HMRC) that the whole or any part of the liability for any Employer NICs shall be transferred to the Option Holder.

9.3	An Option Holder’s employer or former employer may decide to release the Option Holder from, or not to enforce, any part of the Option Holder’s obligations in respect of Employer NICs under rule 9.2(a) and rule 9.2(b).

9.4	If an Option Holder does not fulfil his obligations under either rule 9.2(a) or rule 9.2(b) in respect of any Tax Liability arising from the exercise of an Option within seven days after the date of exercise and Shares are readily saleable at that time, the Grantor shall withhold Sufficient Shares from the Shares which would otherwise be delivered to the Option Holder. From the net proceeds of sale of those withheld Shares, the Grantor shall pay to the Company, employer or former employer an amount equal to the Tax Liability and shall pay any balance to the Option Holder.

9.5	Any person other than the Company will only be authorised to grant Options after it has entered into an irrevocable undertaking to the Company (for the benefit of the Company and any employer or former employer of any relevant Option Holder) that such person will fulfil its obligations as a Grantor under the rules of the Scheme, in particular (without limitation) rule 9.4.

9.6	Option Holders shall have no rights to compensation or damages on account of any loss in respect of Options or the Scheme where such loss arises (or is claimed to arise), in whole or in part, from any loss of approval under Schedule 3 that affects the Scheme or any Option, however that loss of approval may be caused.

9.7	It shall be a term of each Option that the Option Holder shall join in making an election under section 431(1) or section 431(2) of ITEPA 2003, if required to do so by the Company, his employer or former employer, on or before the date of exercise of the Option.

10.	RELATIONSHIP WITH EMPLOYMENT CONTRACT

10.1	The rights and obligations of any Option Holder under the terms of his office or employment with any company shall not be affected by being an Option Holder.

10.2	The value of any benefit realised under the Scheme by Option Holders shall not be taken into account in determining any pension or similar entitlements.

10.3	Option Holders and the directors and employees of Constituent Companies and Associated Companies of the Company (past and present) shall have no rights to compensation or damages on account of any loss in respect of Options or the Scheme where such loss arises (or is claimed to arise), in whole or in part, from termination of office or employment with any company. This exclusion of liability shall apply however termination of office or employment, or the giving of notice, is caused and however compensation or damages may be claimed.

10.4	Option Holders and the directors and employees of Constituent Companies and Associated Companies of the Company (past and present) shall have no rights to compensation or damages on account of any loss in respect of Options or the Scheme where such loss arises (or is claimed to arise), in whole or in part, from:

(a)	any company ceasing to be a Constituent Company; or

(b)	any company ceasing to be an Associated Company of the Company; or

(c)	the transfer of any business from a Constituent Company to any person which is neither a Constituent Company nor an Associated Company of the Company; or

(d)	the transfer of any business from a Constituent Company to an Associated Company of the Company which is not a Constituent Company; or

(e)	any change to invitations made under the Scheme, including any variation of their terms or timing, or their complete suspension or termination; or

(f)	the lapse of any Option; or

(g)	any failure by the Board to nominate an Eligible Company to be a Constituent Company; or

(h)	any failure by the Board to make an invitation to apply for an Option to any person who is not at the relevant time an Eligible Employee, where it is in the Board’s discretion to do so.

This exclusion of liability shall apply however the relevant circumstances are caused, and however compensation or damages may be claimed.

10.5	Each Eligible Employee and each employee of a Constituent Company shall have no right to receive Options, whether or not he has previously been granted any.

11.	TAKEOVERS AND LIQUIDATIONS

11.1	If any person (in this rule 11.1, the Controller) obtains Control of the Company as a result of:

(a)	making a general offer to acquire the whole of the issued share capital of the Company which is made on a condition such that, if it is satisfied, the person making the offer will have Control of the Company; or

(b)	making a general offer to acquire all the shares in the Company which are of the same class as the Shares,

then any Option may (subject to rule 7.1, rule 11.4 and rule 11.11) be exercised within six months after the time when the Controller has obtained Control of the Company and (if relevant) any condition subject to which the offer is made has been satisfied. Any Option to which this rule 11.1 applies shall lapse at the end of that period, unless before then it is exercised or released under rule 11.4.

11.2	Unless the relevant compromise or arrangement makes provision for the replacement of Options or the compensation of Option Holders which the Auditors have certified in writing to be fair and reasonable, any Option may be exercised within six months after any person (in this rule 11.2, the Controller) obtains Control of the Company as a result of the court sanctioning a compromise or arrangement for the reconstruction or amalgamation of the Company, under section 425 of the Companies Act 1985, Part 26 and (where applicable) Part 27 of the Companies Act 2006 (or in both cases, the local equivalent to such provisions), subject to rule 7.1, rule 11.4 and rule 11.11. Any Option to which this rule 11.2 applies shall lapse at the end of that period, unless before then it is exercised or released under rule 11.4.

11.3	Any Option may be exercised during the period commencing when any person becomes bound or entitled to acquire Shares under sections 979 to 982 of the Companies Act 2006 (or the local equivalent to such provisions) and continuing for as long as that person remains so bound or entitled, subject to rule 7.1, rule 11.4 and rule 11.11.

11.4	If, as a result of:

(a)	an event specified in rule 11.1(a); or

(b)	an event specified in rule 11.1(b); or

(c)	the court sanctioning a compromise or arrangement under section 425 of the Companies Act 1985, Part 26 and (where applicable) Part 27 of the Companies Act 2006 (including an event specified in rule 11.2), a company has obtained Control of the Company, or if a company has become bound or entitled as specified in rule 11.3, each Option Holder may, by agreement with that company (Acquiring Company) within the Rollover Period, release each Option (Old Option) for a replacement option (New Option). A New Option shall:

(d)	be over shares which satisfy the requirements of paragraphs 18 to 22 of Schedule 3 in the Acquiring Company (or some other company falling within paragraph 39(2)(b) of Schedule 3);

(e)	be a right to acquire such number of those shares as have, immediately after grant of the New Option, a total Market Value equal to the total Market Value of the shares subject to the Old Option immediately before its release;

(f)	have an exercise price per share such that the total price payable on complete exercise of the New Option equals the total price which would have been payable on complete exercise of the Old Option; and

(g)	subject to rule 11.11, be on terms otherwise identical to the Old Option immediately before the Old Option’s release.

11.5	Any Rollover Period shall have the same duration as the applicable period defined in paragraph 38(3) of Schedule 3, which may be summarised (as at the Adoption Date) as:

(a)	for the purposes of rule 11.1, six months beginning with the time the Acquiring Company obtains Control and any condition of the relevant offer is met;

(b)	for the purposes of rule 11.2 and rule 11.4(c), six months beginning with the time when the court sanctions the relevant compromise or arrangement;

(c)	for the purposes of rule 11.3, while the Acquiring Company is bound or entitled as specified in that rule; and

(d)	for the purposes of rule 11.4, as determined by reference to whichever of rule 11.1, rule 11.4(c) or rule 11.3 applies.

11.6	Any New Option granted under rule 11.4 shall be treated as having been acquired at the same time as the relevant Old Option for all other purposes of the Scheme.

11.7	The Scheme shall be interpreted in relation to any New Options as if references to:

(a)	the Company (except for those in the definitions of Constituent Company and Eligible Company) were references to the Acquiring Company (or to any other company whose shares are subject to the New Options, as the context may require); and

(b)	the Shares were references to the shares subject to the New Options.

11.8	The Company will remain the scheme organiser of the Scheme (as defined in paragraph 2(2) of Schedule 3) following the release of Options and the grant of New Options under rule 11.4.

11.9	The Acquiring Company shall issue (or procure the issue of) an Option Certificate for each New Option.

11.10	In this rule 11 (other than rule 11.4), a person shall be deemed to have obtained Control of a company if he, and others acting with him, have obtained Control of it together.

11.11	An event causing the grant of New Options shall not trigger the exercise of those New Options under rule 11.1, rule 11.2 or rule 11.3.

11.12	If the Company passes a resolution for voluntary winding up, any Option may be exercised within six weeks after the resolution is passed, failing which it shall lapse at the end of that period.

11.13	The Board shall notify Option Holders (and Grantors other than the Company) of any event that is relevant to Options under this rule 11 within a reasonable period after the Board becomes aware of it.

12.	VARIATION OF SHARE CAPITAL

If there is any variation of the share capital of the Company (whether that variation is a capitalisation issue (other than a scrip dividend), rights issue, consolidation, subdivision or reduction of capital or otherwise), the number and description of Shares subject to each Option and/or the Exercise Price of each Option shall be adjusted in a manner the Board deems appropriate provided that, while the Scheme is approved under Schedule 3, no such adjustment shall be made without HMRC’s prior approval.

13.	NOTICES

13.1	Any notice or other communication required or made in connection with any Option or otherwise under this Scheme shall be in writing and shall be:

(a)	delivered personally; or

(b)	sent by pre-paid first-class post; or

(c)	sent by recorded delivery post; or

(d)	sent by commercial courier; or

(e)	sent by fax (but fax communications shall only be treated as validly sent if an appropriate report of successful transmission has been recorded by the sender’s fax system); or

(f)	sent by e-mail (but e-mail communications shall only be treated as validly sent if an appropriate report of receipt has been returned to the sender by the e-mail system).

13.2	Communications made in accordance with rule 13.1 shall be addressed to the parties interested in the Scheme as specified below:

(a)	in the case of communications to any Eligible Employee or Option Holder, to:

(i)	his work address; or

(ii)	his home address, meaning that most recently notified to the sender; or

(iii)	his work fax number; or

(iv)	if one has been notified to the sender, his private fax number; or

(v)	his work e-mail address; or

(vi)	if one has been notified to the sender, his private e-mail address; and

(b)	in the case of communications to an Option Holder who has died (where the sender has notice of the death), to:

(i)	the Option Holder’s home address, meaning that most recently notified to the sender; or

(ii)	any address or fax number (marked for the attention of any specified person) or any e-mail address that the Option Holder’s personal representatives have notified to the Company (and any relevant Grantor other than the Company) for such communications; and

(c)	in the case of communications to the Company, to:

(i)	its registered office, marked for the attention of any specified person, and notified by the Company to the sender; or

(ii)	any other address (marked for the attention of any specified person) that may have been notified by the Company to the sender; or

(iii)	any fax number (marked for the attention of any specified person) that may have been notified by the Company to the sender; or

(iv)	any e-mail address that may have been notified by the Company to the sender; and

(d)	in the case of communications to any Grantor other than the Company, to:

(i)	any address (marked for the attention of any specified person) that may have been notified by the Grantor to the sender; or

(ii)	any fax number (marked for the attention of any specified person) that may have been notified by the Grantor to the sender; or

(iii)	any e-mail address that may have been notified by the Grantor to the sender.

13.3	Communications made to any Eligible Employee, Option Holder or Option Holder’s personal representatives shall be deemed to have been duly received:

(a)	if delivered personally, when left at the relevant address; or

(b)	if sent by pre-paid first-class post or recorded delivery post, at 12 noon on the second business day after posting; or

(c)	if sent by commercial courier, at the time specified on the signed delivery receipt;

(d)	if sent by fax, at the time of transmission; or

(e)	if sent by e-mail, at the time specified in the relevant report of receipt returned to the sender.

13.4	Communications sent to the Company or any other Grantor shall:

(a)	be duly made only if actually received in accordance with this rule 13; and

(b)	shall be treated as made at the time they are received for all purposes of the Scheme.

13.5	This rule 13 shall not apply to the service of any proceedings or other documents in any legal action.

14.	ADMINISTRATION AND AMENDMENT

14.1	The Scheme shall be administered under the direction of the Board.

14.2	The Board may amend the Scheme from time to time, but:

(a)	while the Company is subject to any requirement, or bound by any agreement, that this should be the case, no amendment may be made without the prior approval of the Company in general meeting if it would:

(i)	make the terms on which Options may be granted materially more generous; or

(ii)	increase the limit specified in rule 5; or

(iii)	expand the class of potential Option Holders; or

(iv)	change rule 13 to the benefit of Option Holders,

unless it is a minor amendment to benefit the administration of the scheme, to take account of a change in legislation or to obtain or maintain favourable tax, exchange control or regulatory treatment for Option Holders or for the Company or any Eligible Company; and

(b)	while the Scheme is approved under Schedule 3, no amendment to a Key Feature shall have effect until approved by HMRC.

14.3	The Board may establish further savings-related share option plans to operate in overseas territories (overseas plans), provided that:

(a)	all overseas plans shall be subject to the limitation on awards set out in rule 5;

(b)	only employees of Eligible Companies who are resident in the relevant territory shall be entitled to benefit under any overseas plan; and

(c)	no employee shall have an entitlement to awards under any overseas plan greater than the maximum entitlement of an Eligible Employee under the Scheme.

Any such plan shall be governed by rules similar to the rules of the Scheme, but modified to take account of applicable tax, social security, employment, company, exchange control, trust or securities (or any other relevant) law, regulation or practice.

14.4	The cost of establishing and operating the Scheme shall be borne by the Constituent Companies in proportions determined by the Board.

14.5	The Company shall ensure that at all times:

(a)	the Company has sufficient authorised and unissued or treasury Shares available, taking into account any other obligations of the Company to issue Shares and to transfer Shares from treasury; and/or

(b)	arrangements are in place for any third party to transfer issued Shares,

(c)	to satisfy the exercise of all Options of which the Company is the Grantor.

14.6	Each Grantor other than the Company shall at all times:

(a)	keep sufficient issued Shares available; and/or

(b)	hold sufficient enforceable rights to subscribe for Shares, or to acquire issued Shares,

(c)	to satisfy the exercise of all Options granted by that Grantor.

14.7	The Board shall determine any question of interpretation and settle any dispute arising under the Scheme (other than any requiring determination by the Auditors). In doing so, the Board shall exercise its discretion in a manner which is fair and reasonable. In such matters the Board’s decision shall be final.

14.8	The Company and any other Grantor shall not be obliged to notify any Option Holder if an Option is due to lapse.

14.9	The Company and any other Grantor shall not be obliged to provide Option Holders with copies of any materials sent to the holders of Shares.

14.10	The rules of the Scheme shall be governed by, and interpreted in accordance with, the laws of England. The courts of England and Wales shall have exclusive jurisdiction over:

(a)	the rules of the Scheme; and

(b)	all Options.

SCHEDULE 1
SCALING DOWN APPLICATIONS
USING THE METHOD IN RULE 3.1(D)

1.	INTERPRETATION OF SCHEDULE 1

The definitions in this paragraph apply in this Schedule 1:

A: the maximum number of Shares that can be placed under Option. This is the limit determined under rule 2.2(d).

EP: the Exercise Price for Options granted as a result of the applications which are to be scaled down.

B: the maximum payable in total under Options granted as a result of the applications, which equals the total Repayments following scaling down, and is given by:

A x EP.

C: the total of the Repayments under all Savings Arrangements applied for, without scaling down.

D: the total of the Repayments under all Savings Arrangements applied for if those applications specifying monthly contributions greater than I were adjusted to specify monthly contributions of I.

E: the total of the Repayments under all Savings Arrangements applied for, where the applications specify monthly contributions of I or less.

F: the total of scaled down Repayments arising from monthly contributions in excess of I which is available to be shared pro rata among the applicants to be scaled down, and is given by:

B − D

G: the multiple of monthly contributions making up the Repayment for a particular applicant, which is given by:

in the case of a three year Option application, 36 plus the applicable three year bonus multiple (if Repayments are taken to include bonuses);

in the case of a five year Option application, 60 plus the applicable five year bonus multiple (if Repayments are taken to include bonuses);

in the case of a seven year Option application, 60 plus the applicable seven year bonus multiple (if Repayments are taken to include bonuses); and

in the case of an Option with any other standard period that might be available under a future HM Treasury specification for Savings Arrangements, the number of monthly contributions due under the relevant Savings Arrangement plus the applicable bonus multiple (if Repayments are taken to include bonuses).

H: the Repayment for a particular applicant if his application were not subject to scaling down.

I: £100 or The threshold value applicable under rule 3(d).

2.	WILL THE METHOD IN RULE 3.1(D) ACHIEVE SCALING DOWN?

First calculate B, C and D.

Note that, by definition, C must be greater than B if scaling down is required.

If D is greater than B, the method in rule 3(d) will not suffice to achieve scaling down.

If D is less than or equal to B, the method in rule 3(d) will suffice to achieve scaling down.

In the unlikely event that D is equal to B, there will be no need to calculate individual amended contributions for those who applied to contribute more than I per month. Their monthly contributions can simply be set at I.

3.	HOW TO SCALE DOWN EACH RELEVANT APPLICATION

3.1	For each application which is to be scaled down, after scaling down, the Repayment will be given by:

(I x G) + X

where X = F x (H − (I x G))/(C − D).

X should be calculated for each application which is to be scaled down.

3.2	Each relevant applicant’s scaled down monthly contribution will then be given by:

I + (X/G).

SCHEDULE 2
SCALING DOWN APPLICATIONS
USING THE METHOD IN RULE 3.1(G)

1.	INTERPRETATION OF SCHEDULE 2

The definitions in this paragraph apply in this Schedule 2:

A: the maximum number of Shares that can be placed under Option. This is the limit determined under rule 2.4(d).

EP: the Exercise Price for Options granted as a result of the applications which are to be scaled down.

B: the maximum payable in total under Options granted as a result of the applications, which equals the total Repayments following scaling down, and is given by:

A x EP.

C: the total of the Repayments under all Savings Arrangements applied for, without scaling down.

D: The minimum specified under rule 2.4(c).

E: the total of the Repayments under all Savings Arrangements applied for if those applications specifying monthly contributions greater than D were adjusted to specify monthly contributions of D.

F: the total of the Repayments under all Savings Arrangements applied for, where the applications specify monthly contributions of D.

G: the total of scaled down Repayments arising from monthly contributions in excess of D which is available to be shared pro rata among the applicants to be scaled down, and is given by:

B − E

H: the multiple of monthly contributions making up the Repayment for a particular applicant, which is given by:

in the case of a three year Option application, 36 plus the applicable three year bonus multiple (if Repayments are taken to include bonuses);

in the case of a five year Option application, 60 plus the applicable five year bonus multiple (if Repayments are taken to include bonuses);

in the case of a seven year Option application, 60 plus the applicable seven year bonus multiple (if Repayments are taken to include bonuses); and

in the case of an Option with any other period that might be available under a future HM Treasury specification for Savings Arrangements, the number of monthly contributions due under the relevant Savings Arrangement plus the applicable bonus multiple (if Repayments are taken to include bonuses).

I: the Repayment for a particular applicant if his application were not subject to scaling down.

2.	WILL THE METHOD IN RULE 3.1(G) ACHIEVE SCALING DOWN?

First calculate B, C and E.

Note that, by definition, C must be greater than B if scaling down is required.

If E is greater than B, the method in rule 3(g) will not suffice to achieve scaling down.

If E is less than or equal to B, the method in rule 3(g) will suffice to achieve scaling down.

In the unlikely event that E is equal to B, there will be no need to calculate individual amended contributions for those who applied to contribute more than D per month. Their contributions can simply be set at D.

3.	HOW TO SCALE DOWN EACH RELEVANT APPLICATION

3.1	For each application which is to be scaled down, after scaling down, the Repayment will be given by:

(D x H) + X

where X = G x (I − (D x H))/(C − E).

X should be calculated for each application which is to be scaled down.

3.2	Each relevant applicant’s scaled down monthly contribution will then be given by:

D + (X/H).